UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2007

Sipex Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-33403	04-6135748
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

233 South Hillview Drive, Milpitas, California		95035
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-934-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2007, Sipex Corporation ("Sipex") entered into Amendment No. 7 ("Amendment No. 7") to the Loan and Security Agreement with Silicon Valley Bank (the "Bank") dated July 21, 2005 (as amended on October 7, 2005, November 10, 2005, January 19, 2006, May 18, 2006, August 1, 2006 and September 28, 2006). Amendment No. 7 modifies the Loan and Security Agreement as follows (capitalized terms not otherwise defined herein shall have the meaning ascribed to them in Amendment No. 7):

Section 2.1.5 (b) (Term Loan) is amended to provide that all of the Term Loan Obligations shall be paid in full no later than the earliest of (i) a violation of Section 7.2(a) or (b), (ii) a Merger or Acquisition, or (iii) the Borrower’s receipt of net proceeds from the consummation of an equity financing of no less than $10,000,000, all of the Term Loan Obligations shall be immediately due.

Section 2.3 (Interest Rate, Payments) is amended to provide that advances will accrue interest on the outstanding balance at a per annum rate equal to the Prime Rate plus three percent (3.00%).

Section 2.4 (Fees) (a) is added to include the following success fees: (i) on or prior to June 26, 2007, a fully-earned, non-refundable success fee of $20,000, (ii) on or prior to a Merger or Acquisition, an additional, fully-earned, non-refundable success fee of $55,000 and (iii) an additional, fully-earned, non-refundable fee of $2,500 shall be incurred per day if the any of the Obligations are not paid in full within 3 days of the applicable maturity date.

Section 6.2 (Financial Statements, Reports, Certificates) is amended to require a monthly Compliance Certificate no later than 30 days after the end of each fiscal month including consolidated financial statements, deferred revenue reports, a detailed aging of Sipex’s accounts receivable and accounts payable, and a Borrowing Base Certificate.

Section 6.7 (Financial Covenants) is amended to provide that Sipex will maintain as of the last day of each fiscal month, a Liquidity Ratio of not less than 1.50:1.00. In addition, Sipex will maintain a minimum Tangible Net Worth of (-$20,000,000) for the fiscal quarter ending June 30, 2007 and a minimum Tangible Net Worth of $2,500,000 plus 50% of any positive net income for each fiscal quarter thereafter.

Section 13 (Definitions) is amended to define that "Revolving Maturity Date" is the earliest of (i) a violation of Section 7.2(a) or (b), (ii) a Merger or Acquisition, (iii) the Borrower’s receipt of net proceeds from the consummation of an equity financing of no less than $10,000,000 or (iv) September 29, 2007.

The foregoing does not purport to be a complete description of Amendment No. 7 and is qualified in its entirety by reference to the actual Amendment No. 7, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment No.7 to Loan and Security Agreement between Sipex Corporation and Silicon Valley Bank dated June 26, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sipex Corporation

June 27, 2007	By:	Clyde R. Wallin

Name: Clyde R. Wallin
Title: Chief Financial Officer and Senior VP of Finance

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No.7 to Loan and Security Agreement between Sipex Corporation and Silicon Valley Bank dated June 26, 2007.